CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

DERIVED INFORMATION [07/26/2005]

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

[$272,006,964]

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

U.S. Bank National Association

Indenture Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. The Information contained herein is preliminary and subject to change.

The Information addresses only certain aspects of the applicable Note’s characteristics and thus does not provide a complete assessment or contain all material information about the Notes. As such, the Information may not reflect the impact of all structural characteristics of the Notes. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Notes discussed in this communication has not been filed with the Securities and Exchange Commission. There shall not be any offer or sale of the Notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the Notes (“Offering Documents”) discussed in this communication for definitive Information on any matter discussed in this communication. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373 or from the Securities and Exchange Commission’s website.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

[272,006,964] (Approximate)

Irwin Home Equity Mortgage Pass-Through Notes, Series 2005-C

Pricing Information

Offered Securities (1):

Class	Approximate Class Principal Balance ($)	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings
Group 1					(S&P/Moody’s)
1A-1	[138,170,000]	Senior/Adj	LIBOR + []%	1.18	AAA/Aaa
1M-1	[22,500,000]	Mezzanine/Adj	LIBOR + []%	5.28	AA/Aa2
1M-2	[13,430,000]	Mezzanine/Fixed	[]%	4.57	A/A2
1M-3	[10,420,000]	Mezzanine/Fixed	[]%	4.29	BBB/Baa2
1M-4	[1,950,000 ]	Mezzanine/Fixed	[]%	4.19	BBB-/Baa3
1B-1(3)	[4,770,000]	Subordinate/Fixed	7.00%	4.17	BB+/Ba1
1B-2(3)	[2,535,022]	Subordinate/Fixed	7.00%	4.12	BB+/Ba2
Group 1 Total	[193,775,022]

Group 2					(S&P/Moody’s)
2A-1	[62,090,000]	Senior/Adj	LIBOR + []%	1.34	AAA/Aaa
2A-R(4)	[100]	Senior Residual	Variable	N/A	AAA/NR/NR
2M-1	[6,570,000]	Mezzanine/Adj	LIBOR + []%	4.90	AA/Aa2
2M-2	[4,450,000]	Mezzanine/Adj	LIBOR + []%	4.20	A/A2
2M-3	[3,420,000]	Mezzanine/Adj	LIBOR + []%	3.96	BBB/Baa2
2M-4	[866,000]	Mezzanine/Adj	LIBOR + []%	3.86	BBB-/Baa3
2B-1	[835,842]	Subordinate/Adj	LIBOR + []%	3.84	BBB-/Ba1
Group 2 Total	[78,231,842]
Total	[272,006,964]

Non-Offered Securities:

Class	Approximate Class Principal Balance ($)	Bond Type	Coupon	WAL (Years)	Proposed Ratings (S&P/Moody’s)
CE	[0]	Group 1 Residual	N/A	N/A	N/A
G(5)	[0]	Group 2 Senior	Variable	N/A	AAA/(P)Aaa
SB	[0]	Group 2 Residual	0.00%	N/A	N/A

(1)

The collateral backing the Group 1 Notes are fixed rate HEL100 (CLTV<=100%) and HEL125 (CLTV>100% but <=125%) home equity loans and the collateral backing the Group 2 Notes are adjustable rate home equity lines of credit. All bonds are priced to call. Initial class balances will be +/- 5% of that indicated. For the Group 1 Notes: The collateral ramp for HEL100 assumes 15% CPR increasing by approximately [1.818%] to 35% CPR in month 12 and remains at 35% CPR thereafter and the collateral ramp for HEL125 assumes 10% CPR increasing by approximately [1.818%] to 30% CPR in month 12 and remains at 30% CPR thereafter. For the Group 2 Notes: The collateral ramp assumes 15% CPR increasing by approximately [1.909%] to 36% CPR in month 12 and remains at 36% CPR thereafter.

(2)	Coupons on the Offered Securities will be subject to a Net Funds Cap as described below.
(3)

These classes of Offered Securities may only be purchased privately by “qualified institutional buyers” as defined in Rule 144A of the Securities Act of 1933, as amended or a limited number of institutional investors in transactions exempt from the registration requirements of the Securities Act of 1933, as amended.

(4)	Non-economic residual with the tax liabilities of the REMIC.
(5)	The holder of the Class G Certificate will fund all Additional Balance Advance Amounts up to a maximum balance of 5% of the outstanding balance of the Loans.

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CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston LLC.

Depositor:	Credit Suisse First Boston Mortgage Securities Corp.

Servicer:	Irwin Union Bank and Trust Company.

Indenture Trustee:	U.S. Bank National Association.

Cut-off Date:	July 1, 2005.

Deal Settlement Date:	On or about August 4, 2005.

Investor Settlement Date:	On or about August 5, 2005.

Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in August 2005.

Offered Securities:

The Class 1A-1, Class 1M-1, Class 1M-2, Class 1M-3, Class 1M-4, Class 1B-1, Class 1B-2, Class 2A-1, Class 2M-1, Class 2M-2, Class 2M-3, Class 2M-4 and Class 2B-1 Notes and Class 2A-R Certificates. The Class 1B-1 and Class 1B-2 Notes may only be purchased privately by “qualified institutional buyers” as defined in Rule 144A of the Securities Act of 1933, as amended or a limited number of institutional investors in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Privately Offered Notes”).

Accrual Periods:

With respect to the Group 1 Offered Notes other than the Class 1A-1 and Class 1M-1 Notes, the calendar month preceding the month of that Distribution Date. For the Class 1A-1 Notes, the Class 1M-1 Notes, and the Group 2 Offered Securities, the period commencing on the immediately preceding Distribution Date (in the case of the first Distribution Date, the closing date) and ending on the day immediately preceding the related Distribution Date.

Prefunding Amount:	None.

Delay Days:

24 days with respect to the Group 1 Offered Notes other than the Class 1A-1 and Class 1M-1 Notes, and 0 days with respect to the Class 1A-1 Notes, the Class 1M-1 Notes, and the Group 2 Offered Securities.

ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement. It is expected that Class 1A-1, Class 1M-1, Class 1M-2, Class 1M-3, Class 1M-4, Class 2A-1, Class 2M-1, Class 2M-2, Class 2M-3, Class 2M-4 and Class 2B-1 Notes may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:	The Notes will not constitute “mortgage related securities” for purposes of SMMEA.

Taxation:	The Group 1 Offered Securities will be treated as debt instruments. One or more REMIC elections will be made with respect to the Group 2 Offered Securities.

Optional Termination:	With respect to each Loan Group, 10% optional clean-up call as described in the Prospectus Supplement.

Maximum Pool Balance:	The initial aggregate principal balance of the related Loan Group.

Coupon Step-up:

If the optional clean-up call is not exercised, the pass-through margin will be increased by (i) with respect to the Class 1A-1 and the Class 2A-1 Notes, the lesser of (a) 50 basis points and (b) the respective initial pass-through margin of such Notes; and (ii) with respect to the Class 1M-1, Class 2M-1, Class 2M-2, Class 2M-3, Class 2M-4 Notes and Class 2B-1 Notes, the lesser of (x) 50 basis points and (y) half the respective initial pass-through margin of such Notes. If the optional clean-up call is not exercised, the pass-through rate on the Class 1M-2, Class 1M-3, Class 1M-4, Class 1B-1 and Class 1B-2 Notes will increase by 50 basis points.

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IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Net Funds Cap:

For any Distribution Date and related Loan Group, will be the annual rate equal to a fraction, expressed as a percentage, (a) the numerator of which is (i) the amount of interest which accrued on the related Loan Group, minus (ii) the sum of (x) the servicing fee and (y) the trustee fee and (b) the denominator of which is the product of (i) the related Loan Group balance for the immediately preceding Distribution Date (or as of the cut-off date for the first distribution date) and (ii) (x) in the case of the Offered Securities other than the Class 1M-2, Class 1M-3, Class 1M-4, Class 1B-1 and Class 1B-2 Notes, the actual number of days in the immediately preceding interest accrual period divided by 360 and (y) in the case of the Class 1M-2, Class 1M-3, Class 1M-4, Class 1B-1 and Class 1B-2 Notes, 1/12. To the extent that the coupon on any class of notes is limited by the Net Funds Cap on any payment date, the related noteholders may be entitled to basis risk shortfall on a future payment date (with interest at the rated coupon rate on such basis risk shortfall) in the priority and in the amount, if any, as set forth in the indenture.

Principal and Interest Advancing:	The servicer will not be obligated to make cash advances with respect to delinquent payments of principal and interest on the related mortgage loans.

Accrued Note Interest:	For each Class of Offered Securities, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related class principal balance.

Additional Balance:	With respect to Loan Group 2 and any Distribution Date, will be any new advances made to an obligor under a HELOC pursuant to the related credit line agreement during the related collection period.

Additional Balance Advance Amount:

With respect to Loan Group 2 and any Distribution Date, will be the sum of (a) the excess, if any, of (i) the aggregate principal amount of all Additional Balances for a Distribution Date over (ii) the Principal Remittance Amount related to the Loan Group 2 with respect to such Distribution Date plus (b) any Additional Balance Advance Amount remaining unpaid from the previous Distribution Date.

Interest Carry Forward Amount:

For each Class of Offered Securities, on any Distribution Date, shall equal the sum of (i) the excess of (x) the Accrued Note Interest for such Class with respect to the immediately preceding Distribution Date and any unpaid Interest Carry Forward Amount from the immediately preceding Distribution Date over (y) the amount actually distributed to such Class with respect to interest on such immediately preceding Distribution Date, and (ii) interest on such excess at the Pass-Through Rate for such Class.

Interest Remittance Amount:

For any Distribution Date and Loan Group, will equal the sum of (i) all interest collected (other than payaheads, if applicable) in respect of scheduled payments on the related Loan Group during the related collection period, the interest portion of payaheads previously received and intended for application in the related collection period and the interest portion of all prepayments received on the related Loan Group during the related prepayment period, less (x) the sum of the servicing fee and trustee fee with respect to such Loan Group and (y) unreimbursed amounts due to the servicer or the trustee with respect to such mortgage loans, to the extent allocable to interest, (ii) all compensating interest paid by the servicer with respect to such mortgage loans and the related distribution date, (iii) the portion of any substitution amount or purchase price paid with respect to such mortgage loans during the calendar month immediately preceding that distribution date allocable to interest and (iv) all net liquidation proceeds and any other recoveries (net of unreimbursed servicing advances and expenses, to the extent allocable to interest, and unpaid servicing fees) collected with respect to such mortgage loans during the related collection period, to the extent allocable to interest.

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Principal Remittance Amount:

For any Distribution Date and Loan Group, will be equal to the sum of (i) all principal collected (other than payaheads) in respect of scheduled payments on the related Loan Group during the related collection period (less unreimbursed servicing advances and other amounts due to the servicer and the trustee with respect to such mortgage loans, to the extent allocable to principal) and the principal portion of payaheads on the related Loan Group previously received and intended for application in the related collection period, (ii) all principal prepayments on such mortgage loans received during the related prepayment period, (iii) the outstanding principal balance of each mortgage loan in the related Loan Group repurchased during the calendar month immediately preceding that Distribution Date, (iv) the portion of any substitution amount paid with respect to any replaced mortgage loans in the related Loan Group during the calendar month immediately preceding that Distribution Date allocable to principal and (v) all net liquidation proceeds and any other recoveries (net of unreimbursed servicing advances and other expenses, to the extent allocable to principal) collected during the related collection period, to the extent allocable to principal.

Net Principal Collections

With respect to the Group 2 Loans, for any Distribution Date will be equal to the excess of (x) the Principal Remittance Amount for the collection period over (y) the sum of (A) the aggregate principal amount of all Additional Balances arising during the collection period and (B) the Additional Balance Advance Amount outstanding as of the opening of business on such Distribution Date.

Net Monthly Excess Cashflow

With respect to the Loan Group, for any Distribution Date will be equal to the excess of (x) the available funds for the related Loan Group for such Distribution Date over (y) the sum for such Distribution Date of (A) the monthly interest payable amounts for the related Securities, (B) the Principal Remittance Amount for the related Loan Group and (C) for the Group 2 Loans, any Additional Balance Advance Amount for the Class G Certificates.

Excluded Amount:

With respect to Loan Group 2 and any Distribution Date, the aggregate portion of the principal balance of any HELOC attributable to draws made after the date on which an Amortization Event is in effect. Excluded Amounts will not be transferred to the Trust but will be retained and reimbursed to the servicer, and the portion of the collections of principal and interest on the related HELOC for each related collection period will be allocated, pro rata, between the related Excluded Amount and the principal balance of such HELOC in the Trust in proportion to the respective amounts outstanding as of the end of the calendar month preceding such collection period.

Basic Principal Payment Amoun:t	For any Distribution Date and the related Loan Group, the Net Principal Collections for such Distribution Date.

Credit Enhancement:	1. Excess cashflow. 2. Overcollateralization. 3. Subordination (see table below).

Group Subordination
	Expected Initial	Expected Initial	Expected Final
Class	Credit	Target Credit	Target Credit
(Aggregated)	Enhancement*	Enhancement*	Enhancement**
1A-1	29.05	32.00	64.00
1M-1	17.50	20.45	40.90
1M-2	10.60	13.55	27.10
1M-3	5.25	8.20	16.40
1M-4	4.25	7.26	14.40
1B-1	1.80	4.75	9.50
1B-2	0.50	3.45	6.90

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Group 2 Subordination
Class (Aggregated)	Expected Initial Credit Enhancement*	Expected Initial Target Credit Enhancement*	Expected Final Target Credit Enhancement**
2A-1	21.11	23.61	47.22
2M-1	12.76	15.26	30.52
2M-2	7.11	9.61	19.22
2M-3	2.76	5.26	10.52
2M-4	1.66	4.16	8.32
2B-1	0.60	3.10	6.20

* Prior to Stepdown date, based on the related Loan Group Balance on the Cut off Date.

** On or after related Group Stepdown date, based on the current related Loan Group Balance.

Overcollateralization:	With respect to the Group 1 Notes:

1. On the Deal Settlement Date, the overcollateralization amount will equal approximately [0.50%] of the Group 1 Maximum Pool Balance.
2. Before the Group 1 Stepdown Date, the required overcollateralization amount is initially [3.45]% of the Group 1 Maximum Pool Balance.

3.     On and after the Group 1 Stepdown Date and with respect to which a related Trigger Event is not in effect, the required overcollateralization amount is [6.90]% of the Group 1 outstanding pool balance.

4. The required overcollateralization amount is subject to a floor of [0.50]% of the Group 1 Maximum Pool Balance.

With respect to the Group 2 Notes:

1. On the Deal Settlement Date, the overcollateralization amount will equal approximately [0.60%] of the Group 2 Maximum Pool Balance.

2.     Before the Group 2 Stepdown Date, the required overcollateralization amount is the sum of (i) [3.10]% of the Group 2 Maximum Pool Balance and (ii) the product of the Group 2 Initial Senior Enhancement Percentage and the Class G Certificate balance.

3.     On and after the Group 2 Stepdown Date and with respect to which a related Trigger Event is not in effect, the required overcollateralization amount is the sum of (i) [6.20]% of the Group 2 outstanding pool balance (ii) the product of (a) the Group 2 Senior Enhancement Percentage and (b) the Class G Certificate balance.

4. The required overcollateralization amount is subject to a floor of [0.50]% of the Group 2 Maximum Pool Balance.

Senior Enhancement Percentage:

With respect to Group 1 Notes and any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate class principal balance of the Class 1M-1, Class 1M-2, Class 1M-3, Class 1M-4, Class 1B-1, and Class 1B-2 Notes, and (ii) the Group 1 overcollateralization amount, in each case after giving effect to payments on such Distribution Date, by (y) the outstanding aggregate Loan Group 1 balance for such Distribution Date.

With respect to Group 2 Notes and any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate class principal balance of the Class 2M-1, Class 2M-2, Class 2M-3, Class 2M-4, and Class 2B-1 Notes, and (ii) the Group 2 overcollateralization amount, in each case after giving effect to payments on such Distribution Date, by (y) the outstanding aggregate Loan Group 2 balance for such Distribution Date.

Stepdown Date:

With respect to the Group 1 Stepdown date, the later to occur of (i) the Distribution Date in August 2008 and (ii) the first Distribution Date on which the Group 1 Senior Enhancement Percentage (before giving effect to payments on the Group 1 Notes on such distribution date) is greater than or equal to [64.00]%.

With respect to the Group 2 Stepdown date, the later to occur of (i) the Distribution Date in August 2008 and (ii) the first Distribution Date on which the Group 2 Senior Enhancement Percentage (before giving effect to payments on the Group 2 Notes on such distribution date) is greater than or equal to [47.22]%.

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Trigger Event:

A Trigger Event will be in effect for any Distribution Date and the related Loan Group if (a) the Delinquency Rates of the related Loan Group for each of the three (or one and two, in the case of the first and second distribution dates, respectively) immediately preceding months equals or exceeds (i) [14.00%] of the Senior Enhancement Percentage for such Distribution Date with respect to Group 1 or (ii) [10.00%] of the Senior Enhancement Percentage for such Distribution Date with respect to Group 2 or (b) the cumulative realized losses on the related Loan Group exceed the percentage of the Maximum Pool Balance for that distribution date and related Loan Group as specified below:

Group 1

Distribution Date Percentage of Group 1 Maximum Pool Balance

August 2005 – July 2008 N/A

August 2008 – July 2009 6.75%

August 2009 – July 2010 7.25%

August 2010 – July 2011 9.50%

August 2011 – July 2012 11.50%

August 2012 and thereafter 12.00%

Group 2

Distribution Date Percentage of Group 2 Maximum Pool Balance

August 2005 – July 2008 N/A

August 2008 – July 2009 2.25%

August 2009 – July 2010 2.75%

August 2010 – July 2011 3.50%

August 2011 – July y 2012 4.25%

August 2012 and thereafter 4.50%

Amortization Events:

An Amortization Event will be in effect for any Distribution Date if any one of the following events occurs:

1.     With respect to any distribution date, the balance of the Class G Certificate is equal to or greater than 5% of the outstanding aggregate principal balance of Group 2 Loans.

2.     With respect to any distribution date, the percentage obtained by dividing (x) the aggregate Principal Balance of the Group 2 Loans that are Delinquent 180 days or more by (y) the aggregate Principal Balance of the Group 2 Loans, exceeds 5.00%.

3.     With respect to any distribution date, the percentage obtained by dividing (x) the aggregate Principal Balance of the Group 2 Loans that are Delinquent 360 days or more by (y) the aggregate Principal Balance of the Group 2 Loans, exceeds 2.00%.

4.     With respect to any distribution date, the cumulative realized losses on the Group 2 Loans exceed the percentage of the Maximum Pool Balance for that distribution date as specified below:

Distribution Date Percentage of Group 2 Maximum Pool Balance

August 2008 – July 2009 4.75%

August 2009 – July 2010 6.75%

August 2010 – July 2011 7.00%

August 2011 and thereafter 7.50%

5.     Certain other events as described in the Prospectus Supplement.

Registration:	The Offered Securities, other than the Class 1B-1 and Class 1B-2 Notes and Class 2A-R Certificates, will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.

Source for Calculation of One-Month LIBOR:	Telerate Page 3750.

Distributions to Group 1 Note holders:
I.	The Interest Remittance Amount will be distributed on each Distribution Date as follows:
1. to the Class 1A-1 Notes, Accrued Note Interest and any Interest Carry Forward Amounts for such Class;
2. to the Class 1M-1 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
3. to the Class 1M-2 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
4. to the Class 1M-3 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
5. to the Class 1M-4 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;

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6. to the Class 1B-1 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
7. to the Class 1B-2 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class; and
8. For application as part of Monthly Excess Cashflow.

II.	Collections of principal before the Stepdown Date, or during a Trigger Event, will be allocated in the following priority:
1. to the Class 1A-1 Notes until the class principal balance of such class has been reduced to zero;
2. to the Class 1M-1 Notes until the class principal balance of such class has been reduced to zero;
3. to the Class 1M-2 Notes until the class principal balance of such class has been reduced to zero;
4. to the Class 1M-3 Notes until the class principal balance of such class has been reduced to zero;
5. to the Class 1M-4 Notes until the class principal balance of such class has been reduced to zero;
6. to the Class 1B-1 Notes until the class principal balance of such class has been reduced to zero;
7. to the Class 1B-2 Notes until the class principal balance of such class has been reduced to zero; and
8. For application as part of Monthly Excess Cashflow.

III.	Collections of principal on and after the Stepdown Date and assuming no Trigger Event is in effect will be allocated in the following priority:
1. to the Class 1A-1 Notes in accordance with the Target Credit Enhancement percentage for the Class 1A-1 Notes, until the class principal balance of such class has been reduced to zero;
2. to the Class 1M-1 Notes, in accordance with the Target Credit Enhancement percentage for the Class 1M-1 Notes, until the class principal balance of such class has been reduced to zero;
3. to the Class 1M-2 Notes, in accordance with the Target Credit Enhancement percentage for the Class 1M-2 Notes, until the class principal balance of such class has been reduced to zero;
4. to the Class 1M-3 Notes, in accordance with the Target Credit Enhancement percentage for the Class 1M-3 Notes, until the class principal balance of such class has been reduced to zero;
5. to the Class 1M-4 Notes, in accordance with the Target Credit Enhancement percentage for the Class 1M-4 Notes, until the class principal balance of such class has been reduced to zero;
6. to the Class 1B-1 Notes, in accordance with the Target Credit Enhancement percentage for the Class 1B-1 Notes, until the class principal balance of such class has been reduced to zero;
7. to the Class 1B-2 Notes, in accordance with the Target Credit Enhancement percentage for the Class 1B-2 Notes, until the class principal balance of such class has been reduced to zero; and
8. For application as part of Monthly Excess Cashflow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the Notes in the following order of priority:

1.     an amount equal to the aggregate realized losses on the mortgage loans incurred during the related collection period, such amount to be added to the Principal Payment Amount and distributed as set forth above in II and III.

2. For the first two Distribution Dates, 100% of the Monthly Excess Cashflow available under this clause (2) will be released to the Class CE Notes.

3.     a)     Prior to the Stepdown Date or if a Trigger Event is in effect, until the required overcollateralization amount is reached, according to clause II above; or
b)     On or after the Stepdown Date, provided no Trigger Event is in effect, until the required overcollateralization amount is reached, according to clause III above;

4. to the Class 1M-1 Notes, any unpaid realized loss amounts for such Class;
5. to the Class 1M-2 Notes, any unpaid realized loss amounts for such Class;
6. to the Class 1M-3 Notes, any unpaid realized loss amounts for such Class;
7. to the Class 1M-4 Notes, any unpaid realized loss amounts for such Class;
8. to the Class 1B-1 Notes, any unpaid realized loss amounts for such Class;

9.     to the Class 1B-2 Notes, any unpaid realized loss amounts for such Class;

10.   to the Class 1A-1 Notes, Class 1M-1 Notes, 1M-2, Notes, 1M-3 Notes, 1M-4 Notes, 1B-1 Notes and 1B-2 Notes, in order of priority, any unpaid basis risk shortfalls to the extent and the amount set forth in the indenture;

11.   to the indenture trustee, any additional expenses as set forth in the indenture; and

12. to the Class CE Notes, the amount distributable thereon pursuant to the indenture.

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Distributions to Group 2 Note holders:
I.	The Interest Remittance Amount will be distributed on each Distribution Date as follows:
1. to the Class G Certificates, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
2. to the Class 2A-1 Notes and Class 2A-R Certificates, on a pro rata basis, Accrued Note Interest and any Interest Carry Forward Amounts for such Classes;
3. to the Class 2M-1 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
4. to the Class 2M-2 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
5. to the Class 2M-3 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
6. to the Class 2M-4 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
7. to the Class 2B-1 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class; and
8. for application as part of Monthly Excess Cashflow.

II.	Collections of principal before the Stepdown Date, or during a Trigger Event, will be allocated in the following priority:
1. to the Class G Certificate, an amount equal to any Additional Balance Advance Amount for such Distribution Date;
2. to the Class 2A-R Certificates, until the class principal balance thereof have been reduced to zero;
3. to the Class 2A-1 Notes until the class principal balance of such class has been reduced to zero; and

4.     sequentially, to the holders of the Class 2M-1, Class 2M-2, Class 2M-3, Class 2M-4 and Class 2B-1 Notes, in that order, the Principal Payment Amount remaining in each case, until the class principal balance of each such class has been reduced to zero.

III.	Collections of principal on and after the Stepdown Date and if no Trigger Event is in effect will be allocated in the following priority:
1. to the Class G Certificate, an amount equal to any Additional Balance Advance Amount for such Distribution Date;
2. to the Class 2A-R Certificates, until the class principal balance thereof have been reduced to zero;
3. to the Class 2A-1 Notes in accordance with the Target Credit Enhancement percentage for the Class 2A-1 Notes, until the class principal balance of such class has been reduced to zero;
4. to the Class 2M-1 Notes, in accordance with the Target Credit Enhancement percentage for the Class 2M-1 Notes, until the class principal balance of such class has been reduced to zero;
5. to the Class 2M-2 Notes, in accordance with the Target Credit Enhancement percentage for the Class 2M-2 Notes, until the class principal balance of such class has been reduced to zero;
6. to the Class 2M-3 Notes, in accordance with the Target Credit Enhancement percentage for the Class 2M-3 Notes, until the class principal balance of such class has been reduced to zero;
7. to the Class 2M-4 Notes, in accordance with the Target Credit Enhancement percentage for the Class 2M-4 Notes, until the class principal balance of such class has been reduced to zero;
8. to the Class 2B-1 Notes, in accordance with the Target Credit Enhancement percentage for the Class 2B-1 Notes, until the class principal balance of such class has been reduced to zero; and
9. for application as part of Monthly Excess Cashflow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the Securities in the following order of priority:

1.     An amount equal to the aggregate realized losses on the mortgage loans incurred during the related collection period, such amount to be added to the Principal Payment Amount and distributed as set forth above in II and III.

2.     To the Class G Certificates any Additional Balance Advance Amounts remaining;

3. For the first Distribution Date, 100% of the Monthly Excess Cashflow available under this clause (3) will be released to the Class SB Notes.

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

4.     a)     Prior to the Stepdown Date or if a Trigger Event is in effect, until the required overcollateralization amount is reached, according to clause II above; or
b)     On or after the Stepdown Date, provided no Trigger Event is in effect, until the required overcollateralization amount is reached, according to clause III above;

5.     to the Class 2A-1 Notes; and Class G Certificates, pro rata, any unpaid realized loss amounts for such Classes;

6. to the Class 2M-1 Notes, any unpaid realized loss amounts for such Class;
7. to the Class 2M-2 Notes, any unpaid realized loss amounts for such Class;
8. to the Class 2M-3 Notes, any unpaid realized loss amounts for such Class;
9. to the Class 2M-4 Notes, any unpaid realized loss amounts for such Class;

10.   to the Class 2B-1 Notes, any unpaid realized loss amounts for such Class;

11.   to the Class 2A-1 Notes, Class 2M-1 Notes, 2M-2, Notes, 2M-3 Notes, 2M-4 Notes and 2B-1 Notes, in order of priority, any unpaid basis risk shortfalls to the extent and the amount set forth in the indenture;

12.   to the indenture trustee, any additional expenses as set forth in the indenture;

13. to the Class SB Notes, the amount distributable thereon pursuant to the indenture; and
14. to the Class 2A-R Certificates, any remaining amount. It is not anticipated that any amounts will be distributed to the Class 2A-R Certificates under this clause (11).

If an Amortization Event is not in effect, the holder of the Class G Certificate will fund all Additional Balances by making an advance to the Trust. Additional Balance Advance Amounts will be reimbursed to or to the order of the holder of the Class G Certificate in accordance with clauses (II)(1) and (III)(1) above.

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Bond Summary – Group 1

To Call

Class 1A-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	3.13	2.06	1.18	0.91	0.73	0.50
First Pay (Months)	Aug-05	Aug-05	Aug-05	Aug-05	Aug-05	Aug-05
Last Pay (Months)	Feb-17	Jul-13	Jun-08	Oct-07	May-07	Sep-06

Class 1M-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.65	5.44	5.28	2.77	2.10	1.38
First Pay (Months)	Apr-09	Jan-09	Jun-08	Oct-07	May-07	Sep-06
Last Pay (Months)	Feb-17	Jul-13	Jun-11	Jan-10	Jan-08	Mar-07

Class 1M-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.65	5.31	4.57	4.47	2.81	1.81
First Pay (Months)	Apr-09	Oct-08	Mar-09	Nov-09	Jan-08	Mar-07
Last Pay (Months)	Feb-17	Jul-13	Jun-11	Jan-10	Feb-09	Aug-07

Class 1M-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.65	5.27	4.29	4.06	3.56	2.22
First Pay (Months)	Apr-09	Sep-08	Nov-08	Mar-09	Feb-09	Aug-07
Last Pay (Months)	Feb-17	Jul-13	Jun-11	Jan-10	Feb-09	Nov-07

Class 1M-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.65	5.26	4.19	3.79	3.56	2.31
First Pay (Months)	Apr-09	Sep-08	Nov-08	Jan-09	Feb-09	Nov-07
Last Pay (Months)	Feb-17	Jul-13	Jun-11	Jan-10	Feb-09	Nov-07

Class 1B-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.65	5.26	4.17	3.69	3.55	2.31
First Pay (Months)	Apr-09	Aug-08	Oct-08	Nov-08	Jan-09	Nov-07
Last Pay (Months)	Feb-17	Jul-13	Jun-11	Jan-10	Feb-09	Nov-07

Class 1B-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.65	5.25	4.12	3.60	3.44	2.31
First Pay (Months)	Apr-09	Aug-08	Sep-08	Oct-08	Nov-08	Nov-07
Last Pay (Months)	Feb-17	Jul-13	Jun-11	Jan-10	Feb-09	Nov-07

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

To Maturity

Class 1A-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	3.30	2.21	1.18	0.91	0.73	0.50
First Pay (Months)	Aug-05	Aug-05	Aug-05	Aug-05	Aug-05	Aug-05
Last Pay (Months)	Feb-26	Jun-22	Jun-08	Oct-07	May-07	Sep-06

Class 1M-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	8.33	6.01	6.43	3.18	2.10	1.38
First Pay (Months)	Apr-09	Jan-09	Jun-08	Oct-07	May-07	Sep-06
Last Pay (Months)	May-25	May-21	Sep-18	Nov-15	Jan-08	Mar-07

Class 1M-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	8.30	5.85	4.98	5.68	3.24	1.81
First Pay (Months)	Apr-09	Oct-08	Mar-09	Nov-09	Jan-08	Mar-07
Last Pay (Months)	Apr-24	Feb-20	Aug-16	Feb-14	Oct-13	Aug-07

Class 1M-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	8.25	5.76	4.66	4.36	5.09	2.27
First Pay (Months)	Apr-09	Sep-08	Nov-08	Mar-09	Aug-09	Aug-07
Last Pay (Months)	Apr-23	Nov-18	Aug-15	May-13	May-12	Feb-08

Class 1M-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	8.20	5.70	4.52	4.06	4.09	2.60
First Pay (Months)	Apr-09	Sep-08	Nov-08	Jan-09	Jun-09	Feb-08
Last Pay (Months)	Oct-21	May-17	May-14	May-12	Dec-10	Mar-08

Class 1B-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	8.12	5.63	4.44	3.92	3.82	3.22
First Pay (Months)	Apr-09	Aug-08	Oct-08	Nov-08	Jan-09	Mar-08
Last Pay (Months)	Apr-21	Dec-16	Jan-14	Feb-12	Oct-10	Dec-10

Class 1B-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.98	5.50	4.31	3.76	3.56	4.27
First Pay (Months)	Apr-09	Aug-08	Sep-08	Oct-08	Nov-08	Jun-09
Last Pay (Months)	Oct-19	Aug-15	Jan-13	Apr-11	Feb-10	May-10

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Bond Summary – Group 2

To Call

Class 2A-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	3.48	2.21	1.34	0.96	0.75	0.49
First Pay (Months)	Aug-05	Aug-05	Aug-05	Aug-05	Aug-05	Aug-05
Last Pay (Months)	May-16	Dec-12	Oct-10	Jan-08	Jun-07	Oct-06

Class 2M-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.35	5.06	4.90	2.96	2.17	1.36
First Pay (Months)	Feb-09	Dec-08	Sep-09	Jan-08	Jun-07	Oct-06
Last Pay (Months)	May-16	Dec-12	Oct-10	Jun-09	Jan-08	Feb-07

Class 2M-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.35	4.96	4.20	3.89	2.74	1.71
First Pay (Months)	Feb-09	Oct-08	Feb-09	Jun-09	Jan-08	Feb-07
Last Pay (Months)	May-16	Dec-12	Oct-10	Jun-09	Aug-08	Jun-07

Class 2M-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.35	4.92	3.96	3.75	3.06	1.89
First Pay (Months)	Feb-09	Sep-08	Oct-08	Jan-09	Aug-08	Jun-07
Last Pay (Months)	May-16	Dec-12	Oct-10	Jun-09	Aug-08	Jun-07

Class 2M-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.35	4.90	3.86	3.51	3.06	1.89
First Pay (Months)	Feb-09	Aug-08	Oct-08	Nov-08	Aug-08	Jun-07
Last Pay (Months)	May-16	Dec-12	Oct-10	Jun-09	Aug-08	Jun-07

Class 2B-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.35	4.89	3.84	3.43	3.06	1.89
First Pay (Months)	Feb-09	Aug-08	Sep-08	Oct-08	Aug-08	Jun-07
Last Pay (Months)	May-16	Dec-12	Oct-10	Jun-09	Aug-08	Jun-07

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

To Maturity

Class 2A-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	3.65	2.38	1.46	0.96	0.75	0.49
First Pay (Months)	Aug-05	Aug-05	Aug-05	Aug-05	Aug-05	Aug-05
Last Pay (Months)	Mar-23	Feb-20	Dec-16	Jan-08	Jun-07	Oct-06

Class 2M-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.84	5.54	5.45	3.66	2.17	1.36
First Pay (Months)	Feb-09	Dec-08	Sep-09	Jan-08	Jun-07	Oct-06
Last Pay (Months)	Feb-22	Aug-18	Aug-15	Jun-14	Jan-08	Feb-07

Class 2M-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.81	5.40	4.55	5.00	2.98	1.71
First Pay (Months)	Feb-09	Oct-08	Feb-09	Aug-09	Jan-08	Feb-07
Last Pay (Months)	Mar-21	Aug-17	Oct-14	Jun-12	Jun-12	Jun-07

Class 2M-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.74	5.29	4.24	3.98	4.67	2.11
First Pay (Months)	Feb-09	Sep-08	Oct-08	Jan-09	May-09	Jun-07
Last Pay (Months)	Mar-20	Aug-16	Oct-13	Sep-11	Sep-11	Dec-07

Class 2M-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.64	5.19	4.07	3.67	3.72	2.46
First Pay (Months)	Feb-09	Aug-08	Oct-08	Nov-08	Feb-09	Dec-07
Last Pay (Months)	Aug-18	Mar-15	Jun-12	Sep-10	Jul-09	Feb-08

Class 2B-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.55	5.08	3.97	3.54	3.50	2.66
First Pay (Months)	Feb-09	Aug-08	Sep-08	Oct-08	Dec-08	Feb-08
Last Pay (Months)	Dec-17	Jul-14	Nov-11	Apr-10	Mar-09	May-08

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Group 1 Net Funds Cap (Assumes no losses, 100% PPC and business day convention ignored, Acutal/360 day count convention)

Period	Net Funds Cap	Period	Net Funds Cap	Period	Net Funds Cap
1	14.66%	41	10.02%	81	9.91%
2	9.46%	42	9.70%	82	10.25%
3	9.79%	43	9.70%	83	9.92%
4	9.48%	44	10.75%	84	10.26%
5	9.80%	45	9.72%	85	9.93%
6	9.49%	46	10.05%	86	9.94%
7	9.50%	47	9.73%	87	10.28%
8	10.52%	48	10.06%	88	9.95%
9	9.51%	49	9.74%	89	10.29%
10	9.83%	50	9.74%	90	9.96%
11	9.52%	51	10.07%	91	9.96%
12	9.84%	52	9.76%	92	11.04%
13	9.53%	53	10.09%	93	9.98%
14	9.54%	54	9.77%	94	10.31%
15	9.86%	55	9.77%	95	9.99%
16	9.55%	56	10.83%	96	10.32%
17	9.87%	57	9.78%	97	10.00%
18	9.56%	58	10.11%	98	10.00%
19	9.57%	59	9.79%	99	10.34%
20	10.60%	60	10.13%	100	10.01%
21	9.58%	61	9.80%	101	10.35%
22	9.90%	62	9.81%	102	10.02%
23	9.59%	63	10.14%	103	10.03%
24	9.92%	64	9.82%	104	11.11%
25	9.60%	65	10.15%	105	10.04%
26	9.61%	66	9.83%	106	10.38%
27	9.93%	67	9.84%	107	10.05%
28	9.62%	68	10.90%	108	10.39%
29	9.95%	69	9.85%	109	10.06%
30	9.63%	70	10.18%	110	10.06%
31	9.64%	71	9.86%	111	10.40%
32	10.31%	72	10.19%	112	10.07%
33	9.65%	73	9.87%	113	10.41%
34	9.98%	74	9.88%	114	10.08%
35	9.66%	75	10.21%	115	10.08%
36	9.99%	76	9.89%	116	11.16%
37	9.67%	77	10.22%	117	10.09%
38	9.68%	78	9.90%	118	10.43%
39	10.01%	79	9.90%	119	10.09%
40	9.69%	80	10.59%	120	10.44%

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Group 2 Net Funds Cap (Assumes no losses, 100% PPC and business day convention ignored, Acutal/360 day count convention, 20% flat Prime)

Period	Net Funds Cap	Period	Net Funds Cap	Period	Net Funds Cap
1	10.29%	41	13.98%	81	13.53%
2	13.53%	42	13.53%	82	13.98%
3	13.98%	43	13.53%	83	13.53%
4	13.53%	44	14.98%	84	13.98%
5	13.98%	45	13.53%	85	13.53%
6	13.53%	46	13.98%	86	13.53%
7	13.53%	47	13.53%	87	13.98%
8	14.98%	48	13.98%	88	13.53%
9	13.53%	49	13.53%	89	13.98%
10	13.98%	50	13.53%	90	13.53%
11	13.53%	51	13.98%	91	13.53%
12	13.98%	52	13.53%	92	14.98%
13	13.53%	53	13.98%	93	13.53%
14	13.53%	54	13.53%	94	13.98%
15	13.98%	55	13.53%	95	13.53%
16	13.53%	56	14.98%	96	13.98%
17	13.98%	57	13.53%	97	13.53%
18	13.53%	58	13.98%	98	13.53%
19	13.53%	59	13.53%	99	13.98%
20	14.98%	60	13.98%	100	13.53%
21	13.53%	61	13.53%	101	13.98%
22	13.98%	62	13.53%	102	13.53%
23	13.53%	63	13.98%	103	13.53%
24	13.98%	64	13.53%	104	14.98%
25	13.53%	65	13.98%	105	13.53%
26	13.53%	66	13.53%	106	13.98%
27	13.98%	67	13.53%	107	13.53%
28	13.53%	68	14.98%	108	13.98%
29	13.98%	69	13.53%	109	13.53%
30	13.53%	70	13.98%	110	13.53%
31	13.53%	71	13.53%	111	13.98%
32	14.46%	72	13.98%	112	13.53%
33	13.53%	73	13.53%	113	13.98%
34	13.98%	74	13.53%	114	13.53%
35	13.53%	75	13.98%	115	13.53%
36	13.98%	76	13.53%	116	14.98%
37	13.53%	77	13.98%	117	13.53%
38	13.53%	78	13.53%	118	13.98%
39	13.98%	79	13.53%	119	13.53%
40	13.53%	80	14.46%	120	13.98%

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Group 1 - Excess Spread (Assumes no losses, LIBOR as shown below, 100% PPC and business day convention ignored)

Period	Forward LIBOR	Excess Spread	Period	Forward LIBOR	Excess Spread	Period	Forward LIBOR	Excess Spread
1	3.46000%	6.65%	41	4.48800%	4.74%	81	4.76400%	4.55%
2	3.65100%	5.35%	42	4.48100%	4.70%	82	4.77100%	4.68%
3	3.83700%	5.30%	43	4.49000%	4.72%	83	4.77900%	4.59%
4	3.95200%	5.11%	44	4.50100%	4.95%	84	4.78600%	4.72%
5	4.08000%	5.13%	45	4.52000%	4.75%	85	4.72900%	4.67%
6	4.08700%	5.03%	46	4.52900%	4.84%	86	4.73300%	4.70%
7	4.18200%	4.97%	47	4.53800%	4.77%	87	4.73900%	4.83%
8	4.21200%	5.30%	48	4.54400%	4.86%	88	4.74500%	4.74%
9	4.19500%	4.99%	49	4.55400%	4.79%	89	4.75100%	4.88%
10	4.24900%	5.08%	50	4.56200%	4.80%	90	4.75800%	4.79%
11	4.29300%	4.96%	51	4.56900%	4.90%	91	4.83300%	4.77%
12	4.25600%	5.10%	52	4.57800%	4.82%	92	4.84700%	5.13%
13	4.29500%	4.96%	53	4.58900%	4.93%	93	4.85600%	4.82%
14	4.32400%	4.94%	54	4.59900%	4.84%	94	4.86500%	4.96%
15	4.30100%	5.06%	55	4.60800%	4.84%	95	4.87200%	4.88%
16	4.33200%	4.93%	56	4.61300%	5.14%	96	4.87900%	5.02%
17	4.35200%	5.02%	57	4.61800%	4.84%	97	4.78900%	5.00%
18	4.34200%	4.92%	58	4.62600%	4.94%	98	4.79100%	5.03%
19	4.36700%	4.91%	59	4.63500%	4.84%	99	4.79700%	5.17%
20	4.38000%	5.19%	60	4.64400%	4.94%	100	4.80300%	5.10%
21	4.35600%	4.91%	61	4.57100%	4.89%	101	4.80900%	5.24%
22	4.37400%	4.99%	62	4.57800%	4.89%	102	4.81500%	5.17%
23	4.38800%	4.89%	63	4.58400%	5.00%	103	4.89900%	5.16%
24	4.37600%	4.98%	64	4.59000%	4.90%	104	4.90400%	5.54%
25	4.39400%	4.88%	65	4.59600%	5.00%	105	4.91200%	5.24%
26	4.40200%	4.88%	66	4.60500%	4.90%	106	4.92000%	5.39%
27	4.39200%	4.96%	67	4.68200%	4.86%	107	4.92700%	5.32%
28	4.40600%	4.87%	68	4.69200%	5.17%	108	4.93300%	5.47%
29	4.41600%	4.94%	69	4.70100%	4.86%	109	4.88900%	5.43%
30	4.41700%	4.86%	70	4.70900%	4.96%	110	4.89000%	5.47%
31	4.42800%	4.85%	71	4.71900%	4.86%	111	4.89600%	5.63%
32	4.43400%	4.99%	72	4.72400%	4.63%	112	4.90300%	5.56%
33	4.42300%	4.84%	73	4.65900%	4.57%	113	4.90800%	5.72%
34	4.43500%	4.90%	74	4.66300%	4.57%	114	4.91500%	5.65%
35	4.44400%	4.83%	75	4.66900%	4.68%	115	5.00100%	5.65%
36	4.44900%	4.88%	76	4.67500%	4.58%	116	5.00700%	6.05%
37	4.45900%	4.83%	77	4.68200%	4.68%	117	5.01600%	5.75%
38	4.46900%	4.66%	78	4.69000%	4.58%	118	5.02300%	5.92%
39	4.47500%	4.66%	79	4.74800%	4.55%	119	5.03100%	5.86%
40	4.48600%	4.64%	80	4.75600%	4.77%	120	5.03900%	6.03%

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Group 2 - Excess Spread (Assumes no losses, LIBOR as shown below, Forward PRIME is 2.79% spread over Forward LIBOR, 100% PPC and business day convention ignored)

Period	Forward LIBOR	Excess Spread	Period	Forward LIBOR	Excess Spread	Period	Forward LIBOR	Excess Spread
1	3.46000%	4.29%	41	4.48800%	3.44%	81	4.76400%	3.51%
2	3.65100%	3.42%	42	4.48100%	3.31%	82	4.77100%	3.70%
3	3.83700%	3.57%	43	4.49000%	3.34%	83	4.77900%	3.56%
4	3.95200%	3.43%	44	4.50100%	3.85%	84	4.78600%	3.76%
5	4.08000%	3.59%	45	4.52000%	3.36%	85	4.72900%	3.62%
6	4.08700%	3.45%	46	4.52900%	3.53%	86	4.73300%	3.65%
7	4.18200%	3.46%	47	4.53800%	3.38%	87	4.73900%	3.84%
8	4.21200%	3.92%	48	4.54400%	3.55%	88	4.74500%	3.71%
9	4.19500%	3.48%	49	4.55400%	3.39%	89	4.75100%	3.91%
10	4.24900%	3.64%	50	4.56200%	3.40%	90	4.75800%	3.78%
11	4.29300%	3.50%	51	4.56900%	3.57%	91	4.83300%	3.83%
12	4.25600%	3.66%	52	4.57800%	3.41%	92	4.84700%	4.35%
13	4.29500%	3.51%	53	4.58900%	3.58%	93	4.85600%	3.91%
14	4.32400%	3.51%	54	4.59900%	3.41%	94	4.86500%	4.11%
15	4.30100%	3.66%	55	4.60800%	3.42%	95	4.87200%	3.99%
16	4.33200%	3.51%	56	4.61300%	3.92%	96	4.87900%	4.19%
17	4.35200%	3.66%	57	4.61800%	3.42%	97	4.78900%	4.07%
18	4.34200%	3.51%	58	4.62600%	3.59%	98	4.79100%	4.12%
19	4.36700%	3.51%	59	4.63500%	3.43%	99	4.79700%	4.32%
20	4.38000%	3.97%	60	4.64400%	3.60%	100	4.80300%	4.22%
21	4.35600%	3.50%	61	4.57100%	3.43%	101	4.80900%	4.41%
22	4.37400%	3.66%	62	4.57800%	3.43%	102	4.81500%	4.31%
23	4.38800%	3.50%	63	4.58400%	3.60%	103	4.89900%	4.38%
24	4.37600%	3.65%	64	4.59000%	3.14%	104	4.90400%	4.86%
25	4.39400%	3.50%	65	4.59600%	3.32%	105	4.91200%	4.49%
26	4.40200%	3.49%	66	4.60500%	3.15%	106	4.92000%	4.69%
27	4.39200%	3.65%	67	4.68200%	3.15%	107	4.92700%	4.61%
28	4.40600%	3.49%	68	4.69200%	3.69%	108	4.93300%	4.81%
29	4.41600%	3.65%	69	4.70100%	3.16%	109	4.88900%	4.72%
30	4.41700%	3.49%	70	4.70900%	3.36%	110	4.89000%	4.79%
31	4.42800%	3.48%	71	4.71900%	3.21%	111	4.89600%	4.99%
32	4.43400%	3.80%	72	4.72400%	3.41%	112	4.90300%	4.93%
33	4.42300%	3.48%	73	4.65900%	3.26%	113	4.90800%	5.13%
34	4.43500%	3.64%	74	4.66300%	3.29%	114	4.91500%	5.09%
35	4.44400%	3.47%	75	4.66900%	3.49%	115	5.00100%	5.21%
36	4.44900%	3.63%	76	4.67500%	3.35%	116	5.00700%	5.67%
37	4.45900%	3.47%	77	4.68200%	3.55%	117	5.01600%	5.42%
38	4.46900%	3.28%	78	4.69000%	3.42%	118	5.02300%	5.64%
39	4.47500%	3.36%	79	4.74800%	3.45%	119	5.03100%	5.65%
40	4.48600%	3.25%	80	4.75600%	3.81%	120	5.03900%	5.88%

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Group 1 - Breakeven CDRs

The Breakeven CDR for a Class is the maximum CDR at which such class will NOT be written down (with a 0.1% increment) at the corresponding scenario assumptions. The table below is generated with the following assumptions: 100% PPC, Forward LIBOR as shown in the Excess Spread table above, 100% Loss Severity, Trigger event in effect for every distribution date, no stepdown, 6 month lag, and no servicer advance.

Class	Breakeven CDR	Collateral Cum Loss	WAL
1M-1	12.2%	25.2%	5.5
1M-2	8.7%	19.0%	7.2
1M-3	6.2%	14.2%	8.3
1M-4	5.7%	13.2%	11.4
1B-1	4.6%	10.9%	9.8
1B-2	4.2%	10.0%	11.0

Group 2 - Breakeven CDRs

The Breakeven CDR for a Class is the maximum CDR at which such class will NOT be written down (with a 0.1% increment) at the corresponding scenario assumptions. The table below is generated with the following assumptions: 100% PPC, Forward LIBOR as shown in the Excess Spread table above, Forward PRIME is 2.79% spread over Forward LIBOR, 100% Loss Severity, Trigger Event in effect for every distribution date, no stepdown, 6 month lag, no Excluded Amounts, and no servicer advance.

Class	Breakeven CDR	Collateral Cum Loss	WAL
2M-1	9.2%	18.2%	6.0
2M-2	6.3%	13.0%	7.4
2M-3	4.1%	8.8%	8.1
2M-4	3.6%	7.8%	10.8
2B-1	3.1%	6.8%	9.8

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Statistical Collateral Summary – Group 1 HEL

All information on the Mortgage Loans is approximate and is based off of actual balances as of the 07/01/05 cutoff date. The final numbers will be found in the prospectus supplement.

Total Number of Loans	1,359
Total Outstanding Loan Balance	$ 61,215,292.05	Min	Max
Average Loan Current Balance	$ 45,044.37	$ 2,056.16	$ 298,219.74
Weighted Average Combined LTV	82.62%	11.90%	100.00%
Weighted Average Coupon	8.32%	5.15%	18.90%
Weighted Average Margin	0.00%
Weighted Average FICO (Non-Zero)	703
Weighted Average Age (Months)	10
% Prepayment Penalties	90.86%
% Balloons	0.00%
% Second Liens	97.67%

Principle Balance at Origination	Loans	Balance	Balance	FICO	Combined LTV	Coupon	Occupied
0.01 - 25,000.00	333	$ 6,147,883.39	10.04	687	82.33	9.20	100.00
25,000.01 - 50,000.00	626	$ 22,681,331.76	37.05	697	82.92	8.87	99.79
50,000.01 - 75,000.00	232	$ 14,234,518.42	23.25	716	81.27	7.63	100.00
75,000.01 - 100,000.00	108	$ 9,346,825.84	15.27	719	81.48	7.47	100.00
100,000.01 - 125,000.00	26	$ 2,873,449.77	4.69	712	86.21	8.15	100.00
125,000.01 - 150,000.00	14	$ 1,885,112.57	3.08	682	88.16	8.26	100.00
150,000.01 - 175,000.00	8	$ 1,290,306.64	2.11	699	84.51	8.39	100.00
175,000.01 - 200,000.00	3	$ 573,127.25	0.94	621	84.66	9.71	100.00
200,000.01 - 225,000.00	4	$ 849,836.81	1.39	657	92.96	9.42	100.00
225,000.01 - 250,000.00	2	$ 481,241.66	0.79	746	87.12	7.03	100.00
250,000.01 - 275,000.00	1	$ 256,953.45	0.42	697	79.90	5.40	100.00
275,000.01 - 300,000.00	2	$ 594,704.49	0.97	696	66.10	8.20	100.00
Total:	1,359	$ 61,215,292.05	100.00	703	82.62	8.32	99.92

Scheduled Balance	Loans	Balance	Balance	FICO	Combined LTV	Coupon	Occupied
0.01 - 25,000.00	373	$ 7,006,030.77	11.44	682	83.18	9.54	99.82
25,000.01 - 50,000.00	603	$ 22,567,768.47	36.87	698	82.71	8.74	99.85
50,000.01 - 75,000.00	226	$ 14,202,058.29	23.20	717	81.28	7.61	100.00
75,000.01 - 100,000.00	99	$ 8,834,193.70	14.43	719	81.21	7.43	100.00
100,000.01 - 125,000.00	25	$ 2,796,521.63	4.57	716	86.40	7.99	100.00
125,000.01 - 150,000.00	13	$ 1,762,548.89	2.88	674	88.83	8.46	100.00
150,000.01 - 175,000.00	8	$ 1,290,306.64	2.11	699	84.51	8.39	100.00
175,000.01 - 200,000.00	3	$ 573,127.25	0.94	621	84.66	9.71	100.00
200,000.01 - 225,000.00	4	$ 849,836.81	1.39	657	92.96	9.42	100.00
225,000.01 - 250,000.00	2	$ 481,241.66	0.79	746	87.12	7.03	100.00
250,000.01 - 275,000.00	1	$ 256,953.45	0.42	697	79.90	5.40	100.00
275,000.01 - 300,000.00	2	$ 594,704.49	0.97	696	66.10	8.20	100.00
Total:	1,359	$ 61,215,292.05	100.00	703	82.62	8.32	99.92

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Combined LTV - Given	Loans	Balance	Balance	FICO	Combined LTV	Coupon	Occupied
<= 50.00	79	$ 3,328,683.05	5.44	754	37.99	5.82	100.00
50.01 - 60.00	83	$ 3,715,105.56	6.07	741	55.17	6.12	100.00
60.01 - 70.00	124	$ 5,419,477.84	8.85	740	65.52	6.00	99.77
70.01 - 80.00	233	$ 11,415,202.92	18.65	723	76.28	6.43	100.00
80.01 - 90.00	278	$ 13,342,537.43	21.80	702	86.41	7.70	99.74
90.01 - 95.00	111	$ 5,302,583.52	8.66	678	93.44	10.53	100.00
95.01 - 100.00	451	$ 18,691,701.73	30.53	672	99.08	10.84	100.00
Total:	1,359	$ 61,215,292.05	100.00	703	82.62	8.32	99.92

Current Rate	Loans	Balance	Balance	FICO	Combined LTV	Coupon	Occupied
5.001 - 5.500	184	$ 9,829,359.98	16.06	756	67.90	5.43	100.00
5.501 - 6.000	283	$ 12,912,778.41	21.09	739	69.20	5.77	100.00
6.001 - 6.500	84	$ 3,734,912.81	6.10	721	77.13	6.30	100.00
6.501 - 7.000	67	$ 3,787,864.71	6.19	713	83.76	6.79	100.00
7.001 - 7.500	52	$ 2,516,787.53	4.11	724	88.78	7.30	100.00
7.501 - 8.000	70	$ 3,436,369.53	5.61	706	90.94	7.81	100.00
8.001 - 8.500	41	$ 2,210,479.92	3.61	707	91.99	8.32	100.00
8.501 - 9.000	25	$ 1,119,917.99	1.83	674	92.15	8.79	100.00
9.001 - 9.500	32	$ 1,284,674.54	2.10	691	89.30	9.28	100.00
9.501 - 10.000	57	$ 2,387,680.92	3.90	672	95.18	9.77	100.00
10.001 - 10.500	28	$ 1,474,969.50	2.41	631	92.64	10.34	100.00
10.501 - 11.000	33	$ 1,491,574.76	2.44	660	92.40	10.88	100.00
11.001 - 11.500	48	$ 2,131,851.50	3.48	674	95.41	11.31	100.00
11.501 - 12.000	55	$ 2,827,066.49	4.62	663	95.30	11.83	99.56
12.001 - 12.500	48	$ 2,021,539.74	3.30	653	92.48	12.27	100.00
12.501 - 13.000	64	$ 2,467,833.64	4.03	650	93.10	12.81	98.61
13.001 - 13.500	52	$ 1,688,672.84	2.76	626	97.46	13.29	100.00
13.501 - 14.000	67	$ 2,414,091.81	3.94	625	96.74	13.79	100.00
14.001 - 14.500	26	$ 705,535.28	1.15	617	98.34	14.33	100.00
14.501 - 15.000	17	$ 357,967.25	0.58	605	98.14	14.81	100.00
15.001 - 15.500	9	$ 130,653.83	0.21	623	98.55	15.22	100.00
15.501 - 16.000	8	$ 132,868.55	0.22	555	96.49	15.86	100.00
16.001 - 16.500	3	$ 51,678.39	0.08	568	95.36	16.40	100.00
16.501 - 17.000	1	$ 21,363.63	0.03	511	99.96	16.90	100.00
17.001 - 17.500	1	$ 10,959.59	0.02	527	98.96	17.40	100.00
17.501 - 18.000	2	$ 40,819.56	0.07	634	92.81	17.90	100.00
18.501 - 19.000	2	$ 25,019.35	0.04	614	97.62	18.90	100.00
Total:	1359	$ 61,215,292.05	100	703	82.62	8.32	99.92

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

FICO	Loans	Balance	Balance	FICO	Combined LTV	Coupon	Occupied
<= 0	1	$ 30,766.77	0.05	0	90.00	10.90	100.00
1 - 550	53	$ 1,478,620.58	2.42	511	92.27	12.92	100.00
551 - 575	24	$ 577,971.64	0.94	558	94.08	13.78	100.00
576 - 600	36	$ 1,278,951.54	2.09	591	94.78	11.82	100.00
601 - 625	64	$ 3,219,903.10	5.26	613	90.01	11.72	100.00
626 - 650	112	$ 4,220,898.70	6.90	639	95.11	11.46	99.19
651 - 675	165	$ 7,200,877.36	11.76	664	90.36	10.14	100.00
676 - 700	186	$ 9,158,483.73	14.96	689	85.68	8.29	100.00
701 - 725	182	$ 9,318,557.90	15.22	713	85.10	7.88	100.00
726 - 750	212	$ 9,228,656.45	15.08	738	77.56	6.83	100.00
751 - 775	196	$ 9,238,552.04	15.09	762	75.76	6.43	100.00
776 - 800	118	$ 5,874,450.28	9.60	786	65.20	5.71	99.79
801 - 825	9	$ 299,409.59	0.49	807	57.53	5.83	100.00
826 >=	1	$ 89,192.37	0.15	828	79.88	5.50	100.00
Total:	1,359	$ 61,215,292.05	100.00	703	82.62	8.32	99.92

Disposable Income	Loans	Balance	Balance	FICO	Combined LTV	Coupon	Occupied
<= 2,000.00	147	$ 4,353,688.88	7.11	695	81.43	8.96	98.92
2,000.01 - 2,500.00	181	$ 6,341,729.08	10.36	692	85.08	9.17	100.00
2,500.01 - 3,000.00	159	$ 5,802,490.34	9.48	694	83.96	8.60	100.00
3,000.01 - 3,500.00	165	$ 7,094,705.77	11.59	696	86.82	8.90	100.00
3,500.01 - 4,000.00	134	$ 5,795,274.62	9.47	704	80.07	8.02	100.00
4,000.01 - 4,500.00	133	$ 6,303,809.91	10.30	693	85.14	8.58	100.00
4,500.01 - 5,000.00	92	$ 4,598,995.27	7.51	714	81.96	8.30	100.00
5,000.01 - 5,500.00	70	$ 3,538,593.17	5.78	711	85.19	8.15	100.00
5,500.01 - 6,000.00	54	$ 3,209,899.02	5.24	706	83.08	7.80	100.00
6,000.01 - 6,500.00	59	$ 3,588,614.69	5.86	716	80.38	7.19	100.00
6,500.01 - 7,000.00	36	$ 1,794,463.76	2.93	713	81.91	7.61	100.00
7,000.01 - 7,500.00	24	$ 1,159,695.38	1.89	736	73.02	7.04	100.00
7,500.01 - 8,000.00	25	$ 1,492,740.73	2.44	721	77.92	8.04	100.00
8,000.01 - 8,500.00	14	$ 921,983.38	1.51	719	79.61	7.07	100.00
8,500.01 - 9,000.00	10	$ 963,585.71	1.57	667	88.39	9.45	100.00
9,000.01 - 9,500.00	12	$ 709,149.73	1.16	752	73.68	6.94	100.00
9,500.01 - 10,000.00	7	$ 321,088.98	0.52	721	84.47	7.98	100.00
10,000.01 >=	37	$ 3,224,783.63	5.27	712	74.45	7.34	100.00
Total:	1,359	$ 61,215,292.05	100.00	703	82.62	8.32	99.92

Original Term	Loans	Balance	Balance	FICO	Combined LTV	Coupon	Occupied
<= 60	18	$ 444,077.44	0.73	759	65.97	5.89	100.00
61 - 120	132	$ 4,429,472.13	7.24	737	70.83	6.44	99.72
121 - 180	718	$ 27,950,268.05	45.66	712	79.04	7.52	99.88
181 - 240	134	$ 7,599,042.56	12.41	705	82.38	8.07	100.00
241 - 300	357	$ 20,792,431.87	33.97	682	90.38	9.93	100.00
Total:	1,359	$ 61,215,292.05	100.00	703	82.62	8.32	99.92

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Seasoning	Loans	Balance	Balance	FICO	Combined LTV	Coupon	Occupied
3 – 4	175	$ 8,152,414.80	13.32	726	74.87	6.32	100.00
5 – 6	491	$ 23,045,415.01	37.65	716	79.91	7.48	100.00
7 – 8	442	$ 22,091,294.37	36.09	703	84.93	8.72	100.00
9 – 10	63	$ 3,296,891.27	5.39	650	94.08	11.78	100.00
11 - 12	12	$ 449,765.64	0.73	722	90.73	6.77	100.00
13 - 14	8	$ 316,176.71	0.52	694	86.82	6.54	100.00
17 - 18	2	$ 98,001.39	0.16	666	98.57	9.76	100.00
21 >=	166	$ 3,765,332.86	6.15	619	90.64	12.64	98.76
Total:	1,359	$ 61,215,292.05	100.00	703	82.62	8.32	99.92

Documentation Type	Loans	Balance	Balance	FICO	Combined LTV	Coupon	Occupied
Full/Alt	677	$ 30,855,289.58	50.40	673	90.61	10.24	99.85
Reduced	682	$ 30,360,002.47	49.60	733	74.50	6.37	100.00
Total:	1,359	$ 61,215,292.05	100.00	703	82.62	8.32	99.92

Property Type	Loans	Balance	Balance	FICO	Combined LTV	Coupon	Occupied
2-4 Family	3	$ 79,921.18	0.13	701	63.58	7.36	100.00
Condo	43	$ 1,526,858.35	2.49	699	84.33	9.50	100.00
PUD	258	$ 12,853,017.14	21.00	702	84.47	8.23	100.00
Single Family Residence	1,055	$ 46,755,495.38	76.38	704	82.09	8.30	99.90
Total:	1,359	$ 61,215,292.05	100.00	703	82.62	8.32	99.92

Occupancy Status	Loans	Balance	Balance	FICO	Combined LTV	Coupon	Occupied
Investment	2	$ 46,824.93	0.08	683	82.78	12.45	0.00
Primary	1,357	$ 61,168,467.12	99.92	703	82.62	8.31	100.00
Total:	1,359	$ 61,215,292.05	100.00	703	82.62	8.32	99.92

Purpose	Loans	Balance	Balance	FICO	Combined LTV	Coupon	Occupied
Purchase	1	$ 69,409.24	0.11	695	61.34	6.25	100.00
Refinance - Cash Out	1,358	$ 61,145,882.81	99.89	703	82.64	8.32	99.92
Total:	1,359	$ 61,215,292.05	100.00	703	82.62	8.32	99.92

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

State	Loans	Balance	Balance	FICO	Combined LTV	Coupon	Occupied
California	212	$ 13,308,747.28	21.74	715	73.64	6.81	100.00
Virginia	101	$ 5,127,812.22	8.38	705	85.92	9.00	100.00
Florida	123	$ 4,898,467.60	8.00	713	78.06	8.19	100.00
Maryland	94	$ 4,706,937.63	7.69	701	82.24	8.08	100.00
Pennsylvania	101	$ 4,436,470.15	7.25	702	85.02	8.19	99.23
Washington	79	$ 3,330,969.72	5.44	706	88.93	8.67	100.00
Michigan	71	$ 2,464,494.13	4.03	691	89.88	9.69	100.00
Connecticut	44	$ 2,425,112.44	3.96	684	84.08	8.78	100.00
Arizona	58	$ 2,192,406.44	3.58	719	82.00	7.82	100.00
Illinois	51	$ 1,862,234.14	3.04	703	83.93	7.63	100.00
Ohio	48	$ 1,478,090.22	2.41	687	90.60	10.08	100.00
Nevada	28	$ 1,418,180.12	2.32	704	84.11	7.62	100.00
Massachusetts	30	$ 1,413,696.99	2.31	734	72.93	7.75	100.00
Wisconsin	32	$ 1,226,571.47	2.00	692	89.42	8.58	100.00
Oregon	31	$ 1,173,483.62	1.92	695	90.96	9.35	100.00
Other	256	$ 9,751,617.88	15.93	685	88.17	9.68	99.87
Total:	1,359	$ 61,215,292.05	100.00	703	82.62	8.32	99.92

Prepay Penalty Period	Loans	Balance	Balance	FICO	Combined LTV	Coupon	Occupied
0	137	$ 5,595,317.60	9.14	682	88.78	9.72	99.16
12	7	$ 594,672.73	0.97	615	90.36	11.25	100.00
24	19	$ 709,662.77	1.16	767	68.63	5.76	100.00
36	526	$ 24,676,484.02	40.31	698	85.55	9.35	100.00
48	4	$ 248,568.08	0.41	725	79.66	6.90	100.00
60	666	$ 29,390,586.85	48.01	711	79.19	7.20	100.00
Total:	1,359	$ 61,215,292.05	100.00	703	82.62	8.32	99.92

Lien Position	Loans	Balance	Balance	FICO	Combined LTV	Coupon	Occupied
1	32	$ 1,424,799.11	2.33	720	52.28	7.05	97.59
2	1,327	$ 59,790,492.94	97.67	703	83.34	8.35	99.98
Total:	1,359	$ 61,215,292.05	100.00	703	82.62	8.32	99.92

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Statistical Collateral Summary – Group 1 HEL125

All information on the Mortgage Loans is approximate and is based off of actual balances as of the 07/01/2005 cutoff date. The final numbers will be found in the prospectus supplement.

Total Number of Loans	2,342
Total Outstanding Loan Balance	$ 133,533,473.73	Min	Max
Average Loan Current Balance	$ 57,016.85	$ 3,498.94	$ 235,685.77
Weighted Average Combined LTV	119.83%	100.12%	125.00%
Weighted Average Coupon	11.91%	8.65%	18.90%
Weighted Average Margin	0.00%
Weighted Average FICO (Non-Zero)	700
Weighted Average Age (Months)	8
% Prepayment Penalties	80.31%
% Balloons	0.00%
% Second Liens	100.00%

Principle Balance at Origination	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
0.01 - 25,000.00	120	$ 2,366,637.34	1.77	665	115.02	13.05	100.00
25,000.01 - 50,000.00	921	$ 35,813,764.33	26.82	689	119.88	12.38	100.00
50,000.01 - 75,000.00	838	$ 51,714,994.96	38.73	699	120.06	11.99	100.00
75,000.01 - 100,000.00	379	$ 33,511,157.02	25.10	710	119.87	11.48	100.00
100,000.01 - 125,000.00	73	$ 8,359,627.47	6.26	715	120.48	11.03	100.00
125,000.01 - 150,000.00	4	$ 531,263.52	0.40	701	121.79	11.55	100.00
150,000.01 - 175,000.00	5	$ 790,348.62	0.59	683	113.54	11.03	100.00
200,000.01 - 225,000.00	1	$ 209,994.70	0.16	727	111.71	11.40	100.00
225,000.01 - 250,000.00	1	$ 235,685.77	0.18	711	102.73	8.88	100.00
Total:	2,342	$ 133,533,473.73	100.00	700	119.83	11.91	100.00

Scheduled Balance	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
0.01 - 25,000.00	142	$ 2,835,547.61	2.12	662	115.37	13.17	100.00
25,000.01 - 50,000.00	912	$ 35,883,251.50	26.87	690	119.94	12.35	100.00
50,000.01 - 75,000.00	826	$ 51,251,417.99	38.38	699	120.06	11.99	100.00
75,000.01 - 100,000.00	379	$ 33,535,817.49	25.11	710	119.86	11.48	100.00
100,000.01 - 125,000.00	72	$ 8,260,146.53	6.19	716	120.48	11.02	100.00
125,000.01 - 150,000.00	4	$ 531,263.52	0.40	701	121.79	11.55	100.00
150,000.01 - 175,000.00	5	$ 790,348.62	0.59	683	113.54	11.03	100.00
200,000.01 - 225,000.00	1	$ 209,994.70	0.16	727	111.71	11.40	100.00
225,000.01 - 250,000.00	1	$ 235,685.77	0.18	711	102.73	8.88	100.00
Total:	2,342	$ 133,533,473.73	100.00	700	119.83	11.91	100.00

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Combined LTV - Given	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
100.01 - 105.00	70	$ 3,887,707.27	2.91	707	103.27	11.08	100.00
105.01 - 110.00	159	$ 8,349,900.97	6.25	701	107.82	11.93	100.00
110.01 - 115.00	303	$ 16,644,861.73	12.46	701	112.71	11.94	100.00
115.01 - 120.00	411	$ 23,625,493.75	17.69	702	117.73	12.03	100.00
120.01 - 125.00	1,399	$ 81,025,510.01	60.68	698	123.93	11.91	100.00
Total:	2,342	$ 133,533,473.73	100.00	700	119.83	11.91	100.00

Current Rate	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
8.501 - 9.000	10	$ 695,140.84	0.52	713	110.82	8.90	100.00
9.001 - 9.500	26	$ 1,496,022.46	1.12	722	119.48	9.26	100.00
9.501 - 10.000	110	$ 6,732,579.05	5.04	729	117.93	9.78	100.00
10.001 - 10.500	107	$ 7,485,220.72	5.61	717	119.34	10.36	100.00
10.501 - 11.000	295	$ 19,128,456.62	14.32	717	119.76	10.82	100.00
11.001 - 11.500	275	$ 17,861,532.22	13.38	705	119.94	11.35	100.00
11.501 - 12.000	368	$ 22,320,548.18	16.72	706	120.46	11.78	100.00
12.001 - 12.500	336	$ 19,305,565.47	14.46	693	120.03	12.29	100.00
12.501 - 13.000	294	$ 15,564,091.11	11.66	692	120.69	12.80	100.00
13.001 - 13.500	150	$ 7,587,144.13	5.68	682	119.81	13.35	100.00
13.501 - 14.000	221	$ 10,049,267.02	7.53	673	119.29	13.74	100.00
14.001 - 14.500	71	$ 2,893,034.68	2.17	644	119.17	14.26	100.00
14.501 - 15.000	32	$ 1,237,865.96	0.93	660	120.05	14.80	100.00
15.001 - 15.500	14	$ 426,475.69	0.32	637	117.82	15.25	100.00
15.501 - 16.000	14	$ 363,596.76	0.27	655	117.87	15.84	100.00
16.001 - 16.500	3	$ 66,857.56	0.05	638	116.27	16.40	100.00
16.501 - 17.000	4	$ 106,906.66	0.08	617	119.01	16.65	100.00
17.001 - 17.500	5	$ 110,382.65	0.08	594	119.92	17.28	100.00
17.501 - 18.000	5	$ 64,892.73	0.05	632	120.25	17.85	100.00
18.501 - 19.000	2	$ 37,893.22	0.03	625	116.13	18.90	100.00
Total:	2,342	$ 133,533,473.73	100.00	700	119.83	11.91	100.00

FICO	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
1 - 550	28	$ 724,352.55	0.54	523	118.79	14.07	100.00
551 - 575	11	$ 423,558.78	0.32	567	118.24	13.62	100.00
576 - 600	35	$ 1,386,269.45	1.04	591	118.49	13.01	100.00
601 - 625	82	$ 4,042,674.83	3.03	614	120.16	12.84	100.00
626 - 650	182	$ 9,215,793.32	6.90	640	120.61	12.87	100.00
651 - 675	432	$ 23,576,044.23	17.66	665	120.15	12.37	100.00
676 - 700	461	$ 26,653,077.11	19.96	688	120.19	11.92	100.00
701 - 725	444	$ 27,005,157.05	20.22	713	119.40	11.62	100.00
726 - 750	378	$ 23,060,557.36	17.27	737	119.96	11.48	100.00
751 - 775	228	$ 13,706,340.58	10.26	762	119.27	11.36	100.00
776 - 800	58	$ 3,558,879.64	2.67	785	117.96	11.38	100.00
801 - 825	3	$ 180,768.83	0.14	810	117.93	11.14	100.00
Total:	2,342	$ 133,533,473.73	100.00	700	119.83	11.91	100.00

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Disposable Income	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
<= 2,000.00	71	$ 2,628,917.39	1.97	706	117.99	11.86	100.00
2,000.01 - 2,500.00	288	$ 13,898,251.76	10.41	708	121.07	12.22	100.00
2,500.01 - 3,000.00	245	$ 12,538,123.46	9.39	699	120.70	12.06	100.00
3,000.01 - 3,500.00	465	$ 25,591,098.56	19.16	695	120.86	11.89	100.00
3,500.01 - 4,000.00	318	$ 18,786,209.86	14.07	703	119.88	11.89	100.00
4,000.01 - 4,500.00	302	$ 17,555,651.32	13.15	692	119.54	11.92	100.00
4,500.01 - 5,000.00	210	$ 12,161,023.13	9.11	694	118.86	11.89	100.00
5,000.01 - 5,500.00	143	$ 8,930,982.41	6.69	701	118.73	11.92	100.00
5,500.01 - 6,000.00	97	$ 6,525,512.01	4.89	702	119.60	11.80	100.00
6,000.01 - 6,500.00	60	$ 4,220,697.22	3.16	707	118.33	11.54	100.00
6,500.01 - 7,000.00	41	$ 3,071,763.40	2.30	710	118.16	11.51	100.00
7,000.01 - 7,500.00	27	$ 1,809,917.75	1.36	684	118.28	11.90	100.00
7,500.01 - 8,000.00	25	$ 1,864,094.64	1.40	702	118.90	11.81	100.00
8,000.01 - 8,500.00	17	$ 1,214,110.58	0.91	705	121.53	11.93	100.00
8,500.01 - 9,000.00	8	$ 583,626.21	0.44	720	117.00	12.02	100.00
9,000.01 - 9,500.00	4	$ 299,551.39	0.22	741	115.93	11.97	100.00
9,500.01 - 10,000.00	5	$ 355,563.35	0.27	695	120.64	11.79	100.00
10,000.01 >=	16	$ 1,498,379.29	1.12	721	115.40	10.96	100.00
Total:	2,342	$ 133,533,473.73	100.00	700	119.83	11.91	100.00

Original Term	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
61 - 120	26	$ 953,169.19	0.71	719	116.94	11.04	100.00
121 - 180	397	$ 17,391,474.38	13.02	697	118.97	11.93	100.00
181 - 240	296	$ 16,700,246.15	12.51	699	119.17	11.94	100.00
241 - 300	1,623	$ 98,488,584.01	73.76	700	120.12	11.91	100.00
Total:	2,342	$ 133,533,473.73	100.00	700	119.83	11.91	100.00

Seasoning	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
3 – 4	105	$ 6,146,997.14	4.60	688	120.95	11.61	100.00
5 – 6	925	$ 53,527,905.29	40.09	696	119.70	11.72	100.00
7 – 8	1,008	$ 59,506,401.02	44.56	707	119.72	11.96	100.00
9 – 10	164	$ 10,044,381.96	7.52	699	120.56	12.27	100.00
11 – 12	19	$ 1,082,526.00	0.81	679	121.14	12.21	100.00
13 – 14	6	$ 350,500.38	0.26	692	120.21	11.31	100.00
15 - 16	2	$ 90,283.39	0.07	684	119.46	10.35	100.00
21 >=	113	$ 2,784,478.55	2.09	645	118.82	13.91	100.00
Total:	2,342	$ 133,533,473.73	100.00	700	119.83	11.91	100.00

Documentation Type	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
Full/Alt	2,137	$ 122,369,224.91	91.64	700	119.86	11.94	100.00
Reduced	205	$ 11,164,248.82	8.36	699	119.40	11.63	100.00
Total:	2,342	$ 133,533,473.73	100.00	700	119.83	11.91	100.00

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Property Type	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
Condo	95	$ 4,894,795.12	3.67	696	120.04	12.26	100.00
PUD	427	$ 26,987,139.02	20.21	696	119.42	11.84	100.00
Single Family Residence	1,820	$ 101,651,539.59	76.12	701	119.92	11.91	100.00
Total:	2,342	$ 133,533,473.73	100.00	700	119.83	11.91	100.00

Occupancy Status	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
Primary	2,342	$ 133,533,473.73	100.00	700	119.83	11.91	100.00
Total:	2,342	$ 133,533,473.73	100.00	700	119.83	11.91	100.00

Purpose	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
Refinance - Cash Out	2,342	$ 133,533,473.73	100.00	700	119.83	11.91	100.00
Total:	2,342	$ 133,533,473.73	100.00	700	119.83	11.91	100.00

State	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
Michigan	219	$ 12,906,342.32	9.67	703	120.68	11.98	100.00
Colorado	182	$ 11,472,437.31	8.59	702	119.62	11.34	100.00
Pennsylvania	167	$ 9,135,304.00	6.84	696	119.09	12.15	100.00
Florida	150	$ 8,080,171.78	6.05	690	118.81	12.19	100.00
Washington	132	$ 8,040,165.07	6.02	701	118.20	11.80	100.00
Ohio	163	$ 7,620,854.24	5.71	696	120.94	11.98	100.00
Virginia	123	$ 7,223,091.16	5.41	698	120.06	12.08	100.00
Georgia	121	$ 7,009,880.11	5.25	695	121.08	12.16	100.00
Arizona	109	$ 6,300,799.60	4.72	691	120.65	11.74	100.00
Wisconsin	97	$ 5,616,808.39	4.21	705	121.14	11.93	100.00
Maryland	88	$ 5,533,625.17	4.14	701	118.41	11.75	100.00
Oregon	73	$ 4,513,725.01	3.38	712	120.10	11.71	100.00
Utah	70	$ 3,803,885.36	2.85	705	119.72	11.59	100.00
California	49	$ 3,575,075.03	2.68	689	117.74	11.33	100.00
Illinois	43	$ 2,396,471.92	1.79	714	119.80	11.17	100.00
Other	556	$ 30,304,837.26	22.69	701	119.90	12.13	100.00
Total:	2,342	$ 133,533,473.73	100.00	700	119.83	11.91	100.00

Prepay Penalty Period	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
0	448	$ 26,299,157.20	19.69	701	119.72	11.90	100.00
12	13	$ 1,096,796.46	0.82	712	111.73	11.55	100.00
24	6	$ 373,305.21	0.28	683	119.48	12.28	100.00
36	1,585	$ 92,437,720.97	69.22	701	120.02	11.90	100.00
48	3	$ 126,065.66	0.09	693	111.97	11.93	100.00
60	287	$ 13,200,428.23	9.89	689	119.42	12.06	100.00
Total:	2,342	$ 133,533,473.73	100.00	700	119.83	11.91	100.00

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Lien Position	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
2	2,342	$ 133,533,473.73	100.00	700	119.83	11.91	100.00
Total:	2,342	$ 133,533,473.73	100.00	700	119.83	11.91	100.00

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Statistical Collateral Summary – Group 2 HELOC

All information on the Mortgage Loans is approximate and is based off of actual balances as of the 07/01/2005 cutoff date. The final numbers will be found in the prospectus supplement.

Total Number of Loans	1,459
Total Outstanding Loan Balance	$ 78,704,066.39	Min	Max
Average Loan Current Balance	$ 53,943.84	$ -	$ 643,308.77
Weighted Average Combined LTV	86.12%	4.77%	100.00%
Weighted Average Coupon	7.87%	5.15%	16.75%
Weighted Average Margin	2.08%
Weighted Average FICO (Non-Zero)	690
Weighted Average Age (Months)	9
% Prepayment Penalties	93.12%
% Balloons	0.00%
% Second Liens	96.07%

Principle Balance at Origination	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
0.01 - 25,000.00	252	$ 4,425,445.02	5.62	665	84.94	8.70	100.00
25,000.01 - 50,000.00	538	$ 17,909,755.92	22.76	678	86.10	8.60	99.16
50,000.01 - 75,000.00	283	$ 15,391,380.33	19.56	688	86.95	8.03	99.70
75,000.01 - 100,000.00	225	$ 15,500,603.14	19.69	701	82.43	7.28	99.87
100,000.01 - 125,000.00	35	$ 3,770,674.48	4.79	688	88.36	8.11	100.00
125,000.01 - 150,000.00	34	$ 3,899,813.42	4.96	699	88.48	7.64	100.00
150,000.01 - 175,000.00	18	$ 2,430,218.31	3.09	689	90.05	7.95	100.00
175,000.01 - 200,000.00	20	$ 3,053,940.64	3.88	686	87.10	7.69	100.00
200,000.01 - 225,000.00	10	$ 1,835,366.10	2.33	694	90.23	7.59	100.00
225,000.01 - 250,000.00	13	$ 2,678,575.50	3.40	705	87.85	7.44	100.00
250,000.01 - 275,000.00	9	$ 1,739,669.64	2.21	699	89.44	6.41	100.00
275,000.01 - 300,000.00	13	$ 3,361,385.21	4.27	688	86.21	7.48	100.00
300,000.01 - 325,000.00	1	$ 20,915.45	0.03	708	69.84	5.65	100.00
350,000.01 - 375,000.00	4	$ 1,180,795.77	1.50	700	93.08	6.69	100.00
400,000.01 - 425,000.00	1	$ 146,875.22	0.19	759	80.00	5.65	100.00
450,000.01 - 475,000.00	1	$ 473,546.92	0.60	708	83.67	6.15	100.00
475,000.01 - 500,000.00	1	$ 241,796.55	0.31	782	79.85	5.40	100.00
625,000.01 - 650,000.00	1	$ 643,308.77	0.82	759	82.28	6.65	100.00
Total:	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Scheduled Balance	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
<= 0.00	9	$ -	0.00	0	0.00	0.00	0.00
0.01 - 25,000.00	400	$ 6,560,706.66	8.34	687	81.19	7.93	99.70
25,000.01 - 50,000.00	531	$ 20,137,087.29	25.59	684	84.73	8.34	99.02
50,000.01 - 75,000.00	241	$ 15,007,396.81	19.07	688	86.68	8.00	100.00
75,000.01 - 100,000.00	141	$ 12,730,638.68	16.18	694	85.40	7.57	100.00
100,000.01 - 125,000.00	38	$ 4,360,263.62	5.54	685	85.80	7.96	100.00
125,000.01 - 150,000.00	30	$ 4,190,413.87	5.32	708	87.23	7.33	100.00
150,000.01 - 175,000.00	16	$ 2,558,534.92	3.25	688	88.16	7.84	100.00
175,000.01 - 200,000.00	15	$ 2,809,109.44	3.57	687	89.61	7.69	100.00
200,000.01 - 225,000.00	9	$ 1,887,667.54	2.40	693	93.08	7.69	100.00
225,000.01 - 250,000.00	12	$ 2,870,474.94	3.65	708	91.06	7.51	100.00
250,000.01 - 275,000.00	4	$ 1,059,051.48	1.35	675	87.13	6.43	100.00
275,000.01 - 300,000.00	8	$ 2,374,521.83	3.02	678	90.83	8.06	100.00
300,000.01 - 325,000.00	1	$ 310,903.64	0.40	762	99.96	5.65	100.00
350,000.01 - 375,000.00	2	$ 730,439.98	0.93	663	89.94	7.33	100.00
450,000.01 - 475,000.00	1	$ 473,546.92	0.60	708	83.67	6.15	100.00
625,000.01 - 650,000.00	1	$ 643,308.77	0.82	759	82.28	6.65	100.00
Total:	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73

Combined LTV - Given	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
<= 50.00	78	$ 2,767,936.69	3.52	725	40.91	6.23	98.72
50.01 - 60.00	57	$ 2,182,757.08	2.77	732	54.93	5.94	97.89
60.01 - 70.00	87	$ 3,788,164.65	4.81	721	65.64	6.12	98.16
70.01 - 80.00	286	$ 14,766,594.82	18.76	711	76.71	6.34	99.56
80.01 - 90.00	371	$ 20,824,992.53	26.46	695	86.51	7.52	100.00
90.01 - 95.00	131	$ 8,762,524.58	11.13	678	93.54	8.59	100.00
95.01 - 100.00	449	$ 25,611,096.04	32.54	666	99.27	9.40	100.00
Total:	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Current Rate	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
5.001 - 5.500	113	$ 3,635,467.26	4.62	749	70.53	5.40	100.00
5.501 - 6.000	413	$ 21,676,350.98	27.54	731	75.85	5.71	99.74
6.001 - 6.500	113	$ 6,850,029.15	8.70	712	83.60	6.26	100.00
6.501 - 7.000	100	$ 6,539,787.31	8.31	717	87.83	6.74	99.30
7.001 - 7.500	37	$ 2,582,453.10	3.28	665	85.21	7.27	100.00
7.501 - 8.000	74	$ 5,238,474.24	6.66	681	91.57	7.82	100.00
8.001 - 8.500	64	$ 3,895,509.93	4.95	677	90.81	8.30	98.72
8.501 - 9.000	93	$ 5,952,081.53	7.56	666	95.74	8.84	99.45
9.001 - 9.500	72	$ 3,773,872.14	4.80	658	95.89	9.30	100.00
9.501 - 10.000	66	$ 3,637,026.34	4.62	662	92.18	9.82	100.00
10.001 - 10.500	46	$ 2,450,708.69	3.11	639	94.64	10.33	98.70
10.501 - 11.000	57	$ 2,921,314.89	3.71	645	93.82	10.83	100.00
11.001 - 11.500	53	$ 2,619,183.07	3.33	622	93.97	11.30	100.00
11.501 - 12.000	47	$ 2,348,596.13	2.98	620	95.30	11.78	100.00
12.001 - 12.500	38	$ 1,615,595.03	2.05	621	94.89	12.37	100.00
12.501 - 13.000	27	$ 1,407,446.28	1.79	623	95.72	12.76	100.00
13.001 - 13.500	18	$ 561,310.21	0.71	624	90.32	13.25	100.00
13.501 - 14.000	12	$ 504,731.91	0.64	616	93.85	13.76	100.00
14.001 - 14.500	9	$ 260,053.62	0.33	627	97.76	14.38	100.00
14.501 - 15.000	1	$ 15,189.75	0.02	583	99.90	14.65	100.00
15.001 - 15.500	3	$ 92,707.34	0.12	621	95.30	15.40	100.00
15.501 - 16.000	1	$ 51,980.00	0.07	614	99.57	15.75	100.00
16.501 - 17.000	2	$ 74,197.49	0.09	627	96.52	16.75	100.00
Total:	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73

Rate Ceiling	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
11.01 - 12.00	108	$ 3,026,461.65	3.85	749	69.71	5.43	100.00
12.01 - 13.00	371	$ 19,581,991.23	24.88	733	76.36	5.71	99.72
13.01 - 14.00	248	$ 15,274,819.25	19.41	717	83.37	6.32	99.70
14.01 - 15.00	103	$ 7,500,321.33	9.53	684	89.92	7.59	100.00
15.01 - 16.00	152	$ 9,475,338.56	12.04	666	94.15	8.64	99.47
16.01 - 17.00	129	$ 7,177,776.15	9.12	664	94.23	9.45	100.00
17.01 - 18.00	120	$ 6,433,309.37	8.17	646	92.03	10.24	100.00
18.01 - 19.00	89	$ 4,658,203.29	5.92	630	93.68	11.20	99.29
19.01 - 20.00	63	$ 3,044,394.01	3.87	628	94.54	12.29	100.00
20.01 - 21.00	39	$ 1,438,281.12	1.83	608	91.98	12.42	97.78
21.01 - 22.00	21	$ 632,660.58	0.80	592	97.71	13.23	100.00
22.01 - 23.00	13	$ 368,615.05	0.47	585	98.39	13.81	100.00
23.01 - 24.00	3	$ 91,894.80	0.12	619	97.00	16.08	100.00
Total:	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Rate Floor	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
1.01 - 2.00	108	$ 3,026,461.65	3.85	749	69.71	5.43	100.00
2.01 - 3.00	371	$ 19,581,991.23	24.88	733	76.36	5.71	99.72
3.01 - 4.00	248	$ 15,274,819.25	19.41	717	83.37	6.32	99.70
4.01 - 5.00	103	$ 7,500,321.33	9.53	684	89.92	7.59	100.00
5.01 - 6.00	151	$ 9,449,905.98	12.01	666	94.14	8.64	99.47
6.01 - 7.00	129	$ 7,177,776.15	9.12	664	94.23	9.45	100.00
7.01 - 8.00	115	$ 6,274,193.46	7.97	646	92.12	10.21	100.00
8.01 - 9.00	92	$ 4,732,616.69	6.01	631	93.46	11.19	99.30
9.01 - 10.00	63	$ 3,030,656.29	3.85	628	94.61	12.25	100.00
10.01 - 11.00	37	$ 1,403,083.88	1.78	609	91.85	12.40	97.72
11.01 - 12.00	22	$ 681,631.94	0.87	591	97.71	13.08	100.00
12.01 - 13.00	15	$ 424,353.69	0.54	592	98.03	13.63	100.00
13.01 - 14.00	4	$ 131,065.10	0.17	595	94.91	15.28	100.00
14.01 - 15.00	1	$ 15,189.75	0.02	583	99.90	14.65	100.00
Total:	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73

Margin	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
¯0.99 - ¯0.50	4	$ 334,744.77	0.43	733	73.23	5.96	100.00
¯0.49 - 0.00	464	$ 22,386,575.55	28.44	733	74.05	5.66	99.84
0.01 - 0.50	133	$ 7,761,937.50	9.86	721	83.48	6.10	99.74
0.51 - 1.00	131	$ 8,057,453.70	10.24	717	87.82	6.69	99.43
1.01 - 1.50	42	$ 2,762,347.00	3.51	671	84.06	7.14	98.81
1.51 - 2.00	61	$ 3,195,796.41	4.06	675	92.93	7.75	100.00
2.01 - 2.50	64	$ 4,734,548.38	6.02	679	89.73	8.04	98.94
2.51 - 3.00	60	$ 3,733,730.17	4.74	674	93.47	8.60	100.00
3.01 - 3.50	92	$ 5,563,758.27	7.07	661	96.19	9.07	100.00
3.51 - 4.00	72	$ 3,670,429.01	4.66	657	95.33	9.62	99.13
4.01 - 4.50	57	$ 3,008,430.85	3.82	650	91.55	10.05	100.00
4.51 - 5.00	44	$ 2,347,634.69	2.98	637	95.45	10.51	100.00
5.01 >=	235	$ 11,146,680.09	14.16	628	94.45	12.05	100.00
Total:	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73

UTILIZATION	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
<= 0.00	9	$ -	0.00	0	0.00	0.00	0.00
0.01 - 10.00	24	$ 109,093.49	0.14	744	72.36	5.72	100.00
10.01 - 20.00	39	$ 413,783.73	0.53	745	73.09	5.81	95.20
20.01 - 30.00	38	$ 637,811.28	0.81	749	66.23	6.04	100.00
30.01 - 40.00	45	$ 1,420,221.16	1.80	739	75.14	5.75	100.00
40.01 - 50.00	49	$ 2,061,569.44	2.62	745	69.49	5.97	100.00
50.01 - 60.00	52	$ 1,578,088.81	2.01	725	72.00	6.44	100.00
60.01 - 70.00	63	$ 2,991,098.23	3.80	721	76.50	6.19	100.00
70.01 - 80.00	78	$ 3,668,306.36	4.66	724	77.56	6.35	97.88
80.01 - 90.00	113	$ 6,350,873.01	8.07	718	80.72	6.51	99.44
90.01 - 100.00	949	$ 59,473,220.88	75.57	678	89.26	8.39	99.86
Total:	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

FICO	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
1 - 550	27	$ 1,125,669.42	1.43	523	93.98	11.29	100.00
551 - 575	27	$ 1,111,424.77	1.41	562	91.89	10.57	100.00
576 - 600	53	$ 2,488,680.51	3.16	587	92.06	10.32	100.00
601 - 625	100	$ 5,632,958.85	7.16	614	93.05	10.80	100.00
626 - 650	163	$ 8,780,058.99	11.16	639	91.92	9.51	99.64
651 - 675	205	$ 11,558,144.61	14.69	664	88.22	8.72	99.28
676 - 700	228	$ 13,737,302.77	17.45	686	88.43	7.60	100.00
701 - 725	203	$ 11,784,412.79	14.97	713	83.18	6.93	99.61
726 - 750	171	$ 8,935,279.10	11.35	738	82.08	6.55	99.60
751 - 775	168	$ 8,635,466.43	10.97	762	79.35	5.91	99.77
776 - 800	100	$ 4,441,150.41	5.64	785	76.58	5.89	100.00
801 - 825	13	$ 446,213.10	0.57	807	79.05	5.79	100.00
826 >=	1	$ 27,304.64	0.03	826	43.19	5.65	100.00
Total:	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73

Disposable Income	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
<= 2,000.00	122	$ 4,077,922.17	5.18	681	82.80	8.29	99.19
2,000.01 - 2,500.00	143	$ 5,088,543.23	6.47	679	86.11	8.35	99.37
2,500.01 - 3,000.00	156	$ 7,008,331.69	8.90	695	84.82	7.97	100.00
3,000.01 - 3,500.00	165	$ 7,121,933.56	9.05	684	88.14	8.60	99.50
3,500.01 - 4,000.00	174	$ 8,862,150.27	11.26	680	86.50	8.29	99.48
4,000.01 - 4,500.00	132	$ 7,516,111.46	9.55	685	86.30	7.97	99.33
4,500.01 - 5,000.00	116	$ 6,318,570.10	8.03	692	85.71	7.57	100.00
5,000.01 - 5,500.00	87	$ 5,604,310.47	7.12	695	84.80	7.16	100.00
5,500.01 - 6,000.00	64	$ 3,710,803.90	4.71	696	89.50	7.73	100.00
6,000.01 - 6,500.00	60	$ 3,021,177.07	3.84	687	86.84	7.52	100.00
6,500.01 - 7,000.00	52	$ 3,802,464.38	4.83	702	85.20	7.43	100.00
7,000.01 - 7,500.00	27	$ 1,483,706.26	1.89	681	86.09	8.13	98.66
7,500.01 - 8,000.00	25	$ 2,298,498.83	2.92	699	92.67	7.77	100.00
8,000.01 - 8,500.00	17	$ 1,526,419.50	1.94	691	83.11	7.09	100.00
8,500.01 - 9,000.00	21	$ 1,282,528.03	1.63	688	86.25	8.37	100.00
9,000.01 - 9,500.00	15	$ 1,251,838.28	1.59	668	87.97	8.98	100.00
9,500.01 - 10,000.00	7	$ 730,267.74	0.93	686	86.14	7.64	100.00
10,000.01 >=	76	$ 7,998,489.45	10.16	707	84.83	7.13	100.00
Total:	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73

Original Term	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
181 - 240	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73
Total:	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Seasoning	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
3 - 4	128	$ 7,861,055.48	9.99	682	84.12	7.66	100.00
5 - 6	585	$ 33,279,291.51	42.28	690	87.26	7.98	99.55
7 - 8	539	$ 30,407,567.04	38.64	693	86.61	7.89	100.00
9 - 10	74	$ 2,286,105.88	2.90	736	72.10	5.81	100.00
11 - 12	31	$ 840,783.68	1.07	744	76.01	5.61	100.00
13 - 14	19	$ 412,022.35	0.52	761	72.13	5.99	100.00
15 - 16	4	$ 387,891.70	0.49	643	89.09	8.47	100.00
17 - 18	1	$ 29,323.62	0.04	629	85.67	6.40	100.00
19 - 20	2	$ 115,229.21	0.15	559	95.63	12.01	100.00
21 >=	76	$ 3,084,795.92	3.92	625	88.44	9.34	97.90
Total:	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73

Draw Term	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
61 - 120	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73
Total:	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73

Remaining Draw Term	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
<= 24	1	$ 35,576.61	0.05	780	34.80	8.15	100.00
25 - 36	7	$ 199,775.44	0.25	598	89.04	11.23	84.01
37 - 48	8	$ 297,228.54	0.38	535	94.42	9.75	100.00
49 - 60	24	$ 916,362.49	1.16	617	92.50	9.45	100.00
61 - 72	35	$ 1,619,035.77	2.06	645	86.37	9.03	97.97
97 - 108	51	$ 1,666,927.62	2.12	705	78.12	6.84	100.00
109 - 120	1,333	$ 73,969,159.92	93.98	692	86.20	7.84	99.80
Total:	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73

Documentation Type	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
Full/Alt	638	$ 41,755,761.42	53.05	676	90.31	8.63	99.48
Reduced	821	$ 36,948,304.97	46.95	706	81.39	7.02	100.00
Total:	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73

Property Type	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
2-4 Family	8	$ 380,608.72	0.48	677	73.42	8.36	100.00
Condo	95	$ 4,223,805.37	5.37	687	85.05	8.27	100.00
PUD	287	$ 18,791,035.40	23.88	694	86.83	7.80	99.76
Single Family Residence	1,069	$ 55,308,616.90	70.27	689	86.05	7.87	99.69
Total:	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73

CSFB

CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-C

Occupancy Status	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
Investment	6	$ 216,244.23	0.27	695	61.56	7.67	0.00
Primary	1,453	$ 78,487,822.16	99.73	690	86.19	7.87	100.00
Total:	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73

Purpose	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
Purchase	3	$ 241,205.54	0.31	660	96.91	8.49	100.00
Refinance - Cash Out	1,456	$ 78,462,860.85	99.69	690	86.09	7.87	99.72
Total:	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73

State	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
California	381	$ 27,368,988.56	34.77	692	84.03	7.59	99.45
Florida	138	$ 6,584,061.67	8.37	681	88.07	8.19	100.00
Washington	108	$ 6,213,714.33	7.90	683	94.45	8.48	100.00
Maryland	83	$ 4,135,299.61	5.25	702	87.60	7.86	100.00
Arizona	83	$ 4,133,511.49	5.25	686	92.01	8.80	100.00
Virginia	67	$ 3,955,408.87	5.03	699	84.96	7.64	100.00
Illinois	52	$ 2,669,743.32	3.39	674	86.78	8.60	100.00
Pennsylvania	70	$ 2,426,427.43	3.08	690	84.42	7.50	98.68
Nevada	33	$ 2,316,613.47	2.94	694	81.17	7.60	100.00
Colorado	47	$ 2,142,391.51	2.72	682	91.28	8.55	100.00
Connecticut	30	$ 2,063,107.82	2.62	679	87.85	7.29	100.00
Michigan	46	$ 1,915,220.53	2.43	696	89.06	7.63	100.00
New York	31	$ 1,547,110.62	1.97	673	78.80	7.86	100.00
Oregon	28	$ 1,525,720.72	1.94	702	88.40	7.48	100.00
Ohio	48	$ 1,483,868.71	1.89	680	88.35	8.46	100.00
Other	214	$ 8,222,877.73	10.45	695	81.87	7.71	99.60
Total:	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73

Prepay Penalty Period	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
0	134	$ 5,413,460.82	6.88	695	79.42	8.33	98.49
24	48	$ 2,401,726.14	3.05	725	77.75	6.11	100.00
36	597	$ 33,730,782.07	42.86	684	89.26	8.57	99.76
60	680	$ 37,158,097.36	47.21	692	84.80	7.29	99.86
Total:	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73

Lien Position	Loans	Aggregate Balance	Balance	FICO	Combined LTV	Coupon	Occupied
1	33	$ 3,092,929.06	3.93	719	68.79	6.45	98.97
2	1,426	$ 75,611,137.33	96.07	689	86.83	7.93	99.76
Total:	1,459	$ 78,704,066.39	100.00	690	86.12	7.87	99.73